Organization and Business Operation (Details) $ / shares in Units, $ in Thousands	Jun. 17, 2025 USD ($) $ / shares shares
Organization and Business Operation [Line Items]
Offering expenses	$ 20,000
Net proceeds	$ 17,771
Initial Public Offering [Member]
Organization and Business Operation [Line Items]
ordinary shares (in Shares) | shares	2,666,667
Public offering price (in Dollars per share) | $ / shares	$ 7.5